EXHIBIT 10.8




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                                12% SECURED NOTE

     FOR VALUE RECEIVED, Diversified Resources, Inc., and its successors and assigns, (the "Company") promises to pay to the order of ________________ (the "Holder") or, the principal sum of _______________ in lawful money of the United States of America, together with interest on so much of the principal balance thereof as is from time to time outstanding at the rate hereinafter provided, and payable as hereinafter provided.

     This Note is one of a series of Notes, designated the 12% Secured Notes (individually referred to herein as a "Note," the series of notes is referred to herein collectively as the "Notes"), aggregating up to $750,000 issued by the Company. All the Notes shall rank pari passu in respect to payment of principal and interest and upon any dissolution, liquidation or winding-up of the Company.

     1. Interest Rate. The unpaid balance of this Note shall bear interest at the rate of 12% per annum, simple interest. Interest shall be calculated on a 365-day year and the actual number of days in each month. Interest shall be paid quarterly beginning 6/1/2015 and thereafter within 10 days of the quarterly interest payment dates. If the interest payment dates fall on a holiday and/or weekend the payment date shall mean the next business day following the first of the month of September, December and March.

     2. Payment/Maturity Date. The total outstanding principal balance hereof, together with all accrued and unpaid interest, shall be paid on _________.

     3. Conversion. At any time prior to the payment in full of this Note, all or any part of the outstanding principal amount of this Note, plus any accrued interest (the "PI Amount"), may be converted, one time only, for new securities ("New Securities") offered by the Company. The number of New Securities which will be issued to the Holder will be determined by the following formula:

    PI   = NS
---------
   PNS

Where:

  PI     = The principal amount of this Note, plus any unpaid and accrued interest tendered for purposes of conversion.

  PNS    = Price of New Security

  NS     = Number of New Securities to be issued upon conversion.

     No fractional New Securities will be issued upon conversion. If the PI Amount tendered for the New Securities will result in the amount or number of New Securities not being a whole number, then the PI Amount tendered will be reduced to a PI Amount such that the amount or number of New Securities will be a whole number.

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     The Company agrees to give written notice to the Holder of its intention to offer any New Securities. The notice will be sent via email or fax.

     The notice will specify the price and amount of the New Securities to be offered by the Company and a description of the terms of any New Security which is not common stock.

     10 days after the date the written notice is sent, the Holder must:

     o notify the Company in writing of the Holder's intent to acquire the New Securities and the PI Amount which the Holder is tendering; and

     o    deliver the original of this Note.

     In the event the PI Amount tendered by all persons entitled to participate in the conversion exceeds the amount or number of New Securities which the Company plans to offer, then the PI Amount tendered by the Holder will be reduced to reflect the PI Amount, on a pro rata basis, tendered by Holder, and the PI Amount tendered by all other persons entitled to acquire the New Securities.

     The Company will notify the Holder in writing of any proposed reduction in the PI Amount which the Subscriber will be allowed to tender. If the reduction in the PI Amount is more a 10% of the PI Amount originally tendered by the Holder, then, within 5 days of receiving the notice of the reduction, the Holder, by written notice to the Company, may withdraw his tender of the PI Amount.

     If the PI Amount tendered by the Holder exceeds the amount or number of New Securities which the Company calculates to avoid the issuance of fractional New Securities, or in the event of an over-subscription, the Company will cause a new Note to be issued to the Holder representing the difference between the PI Amount tendered and the PI accepted by the Company.

     Notwithstanding the above, none of the following constitute the offering of New Securities:

     o    the issuance of any options or warrants;

     o the issuance of securities offered by the Company to its employees pursuant to any employee benefit plan;

     o securities offered by the Company in exchange for the acquisition of assets, the acquisition of securities of another company, or any other transaction the primary purpose of which is not to raise capital.

     The Company may at any time elect not to proceed with the proposed offering of New Securities, in which case it will notify the Holder of such fact and return the Note tendered by the Holder.

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     4. Prepayment. The Company may prepay the Note at any time during its term.
If the prepayment date is before 365 days from the date of issuance, the prepayment amount shall include the entire principal amount plus the first year's interest, excluding any previously paid quarterly interest payments. If the prepayment date is after the first 365 days the prepayment amount will include the entire principal plus all accrued interest up to and including the prepayment date.

     5. Security.

          (a) The Notes will be secured by a first lien on certain producing wells the Company owns and their spacing units located in the Horseshoe Gallup Field, San Juan County, New Mexico. A list of the producing wells is hereby incorporated to this Secured Note as Exhibit "A".

          (b) Each Holder will be a party to an Agreement among Lenders. Pursuant to the Agreement among Lenders, the Holders will appoint (to be determined) as their custodian for the purpose of holding the security documents which will evidence the Holders' lien on the Company's assets described above.

          Upon the occurrence the following, an Agent will be appointed:

               (i)  The conversion or full repayment of the Notes;

               (ii) An Event of Default;

               (iii) The decision of the Holders  holding at least 2/3 of all of the then outstanding principal amounts of the Notes.

          The Agent shall act for the Holders in the following respects:

               (i) Upon conversion or full repayment of all of the Notes, the Agent will release the lien on the Company's assets;

               (ii) Upon an Event of  Default,  the Agent will  enforce the Note and the security documents.

     6. Default. At the option of Holder, the unpaid principal balance of this Note and all accrued interest thereon shall become immediately due, payable, and collectible, without notice or demand, upon the occurrence at any time of any of the following events, each of which shall be deemed to be an event of default hereunder.

          (a) The Company fails to make any payment of interest or principal on the date on which such payment becomes due and payable under this Note;

          (b) The Company breaches any representation, warranty or covenant or defaults in the timely performance of any other obligation in its agreements with the Note holders and the breach or default continues uncured for a period of five Business Days after the date on which notice of the breach or default is first given to the Company, or ten trading days

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     after the Company  becomes,  or should have become  aware of such breach or default;

          (c) The Company files for protection from its creditors under the federal bankruptcy code or a third party files an involuntary bankruptcy petition against the Company;

          (d) The Company shall have sixty (60) days from the date it receives written notice of default from the Lender, to cure any default provision that has been violated under the terms and conditions stated in this Secured Note.

     7. Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants with the Holder as follows:

          (a) Authorization; Enforceability. All actions on the part of the Company, necessary for the authorization, execution and delivery of this Note and the performance of all obligations of the Company hereunder has been taken, and this Note constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except
     (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          (b) Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Note.

          (c) No Violation. The execution, delivery and performance by the Company of this Note and the consummation of the obligations contemplated hereby will not result in a violation in any material respect of its Articles of Incorporation or By-Laws, or of any provision of any mortgage, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets.

          (d) Covenants. So long as any Note is outstanding the Company will not pay any dividends or other distributions to the holders of any shares of its preferred stock or common stock unless all payments have been made to the Holders on a current basis.

     8. Assignment of Note. This Note may not be assigned by Company. The Note may be assigned by Holder with the express written consent of the Company.

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     9.  Loss of Note.  Upon  receipt  by the  Company  of  evidence  reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction of indemnification in form and substance acceptable to the Company in its reasonable discretion, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date.

     10. Non-Waiver. No delay or omission on the part of Holder in exercising any rights or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy under this Note. A waiver on any one or more occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

     11. Maximum Interest. In no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or retention of the money to be loaned hereunder ("Interest") exceed the maximum amount permissible under applicable law. If the performance or fulfillment of any provision hereof, or any agreement between Company and Holder shall result in Interest exceeding the limit for Interest prescribed by law, then the amount of such Interest shall be reduced to such limit. If, from any circumstance whatsoever, Holder should receive as Interest an amount which would exceed the highest lawful rate, the amount which would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder (or, at the option of Holder, be paid over to Company) and not to the payment of Interest.

     12. Waiver of Presentment. Company and the endorsers, sureties, guarantors and all persons who may become liable for all or any part of this obligation shall be jointly and severally liable for such obligation and hereby jointly and severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, and any and all lack of diligence or delays in collection or enforcement hereof. Said parties consent to any modification or extension of time (whether one or more) of payment hereof, the release of all or any part of the security for the payment hereof, and the release of any party liable for payment of this obligation. Any modification, extension, or release may be without notice to any such party and shall not discharge said party's liability hereunder.

     13. Governing Law. As an additional consideration for the extension of credit, Company and each endorser, surety, guarantor, and any other person who may become liable for all or any part of this obligation understand and agree that the loan evidenced by this Note will be construed in accordance with the laws of Colorado.

     14. Arbitration. Any controversy or claim arising out of, or relating to this Note, or the making, performance, or interpretation thereof, shall be settled by arbitration in Denver, Colorado in accordance with the rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

     15. Binding Effect. The term "Company" as used herein shall include the original Company of this Note and any party who may subsequently become liable for the payment hereof as an assumer with the consent of the Holder, provided that Holder may, at its option, consider the original Company of this Note alone

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as Company unless Holder has consented in writing to the substitution of another party as Company.

     16. Relationship of Parties. Nothing herein contained shall create or be deemed or construed to create a joint venture or partnership between Company and Holder, Holder is acting hereunder as a lender only.

     17. Severability. Invalidation of any of the provisions of this Note or of any paragraph, sentence, clause, phrase, or word herein, or the application thereof in any given circumstance, shall not affect the validity of the remainder of this Note.

     18. Amendment. This Note may not be amended, modified, or changed, except only by an instrument in writing signed by both of the parties.

     19. Time of the Essence. Time is of the essence for the performance of each and every obligation of Company hereunder.

     20. Notices. All notices, consents, approvals, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by overnight courier or posted by U.S. registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.

      If to the Company:

            Diversified Resources, Inc.
            1789 W. Littleton Blvd.,
            Littleton CO 80120
            ATTN: Paul Laird

   If to the Holder, at the address as shown on the register maintained by the Company for such purpose.

     The Company or the Holder may change their address for purposes of this Section by giving to the other addressee notice of such new address in conformance with this Section. If the Company receives any notice pursuant to this Note or any other Note of this series, it must, not later than five business days thereafter, dispatch a copy of such notice to the Holder of this Note and to each other Holder of any Note as reflected in the current Note Register.

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IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this  Note  as  of  the
_____________ ___, 2015.

                                    DIVERSIFIED RESOURCES, INC.



                                    By:_____________________________________
                                       Paul Laird, Chairman & CEO








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                              NOTICE OF CONVERSION


     The  undersigned   hereby  elects  to  convert  the  12%  Secured  Note  of
Diversified Resources, Inc.

                              Date of Conversion:

                              Principal Amount of Note to be Converted:

                              Signature:
                                        --------------------------------

                              Name (Print):
                                           -----------------------------

                              Address:
                                      ----------------------------------

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                           DIVERSIFIED RESOURCES, INC.

                         ASSIGNMENT OF 12% SECURED NOTE

                (Form of Assignment to be Executed if Note Holder
              Desires to Transfer all or part of 12% Secured Note)



     FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers to ______________________________________________ .
            (Please print name and address including zip code)

                                          Please insert social security, federal
                                          tax ID number or other identifying
                                          number:


                                          ------------------------------------


Check one:

     | |   the attached Note, or
     | |   $______ of the principal represented by the attached Note





Dated:
       -----------------------            ------------------------------------
                                                Signature
                                          (Signature must conform in all
                                          respects to name of holder as shown on
                                          the face of the Note).



Note: Any transfer or assignment of the Note is subject to compliance with the restrictions on transfer imposed by the terms of the Note.